Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2018

Effective September 30, 2018, Lauri Brunner has been appointed as the portfolio manager of Thrivent Large Cap Growth Portfolio, and Darren M. Bagwell is no longer a portfolio manager of the Portfolio.

Also, effective September 30, 2018, Ms. Brunner has been appointed as a portfolio manager of Thrivent Large Cap Stock Portfolio. Kurt J. Lauber, CFA and Noah J. Monsen, CFA will continue to serve as portfolio managers of the Portfolio; Darren M. Bagwell is no longer a portfolio manager of the Portfolio.

The table under the heading “Thrivent Financial Portfolio Managers – Other Accounts Managed by the Thrivent Financial Portfolio Managers” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is updated to add information for Ms. Brunner as of August 31, 2018.

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Lauri Brunner	0	$0	0	$0

The table under the heading “Thrivent Financial Portfolio Managers – Ownership in the Portfolios” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is updated to add information for Ms. Brunner as of August 31, 2018.

Portfolio Manager	Portfolio	Portfolio Ownership	Fund (1)	Fund Ownership
Lauri Brunner	Thrivent Large Cap Growth Portfolio	None	Thrivent Large Cap Growth Fund	None

	Thrivent Large Cap Stock Portfolio	None	Thrivent Large Cap Stock Fund	None

The date of this Supplement is September 25, 2018.

Please include this Supplement with your Statement of Additional Information.

29915